zevia

INVESTOR PRESENTATION
AUGUST 2025

FORWARD-LOOKING STATEMENTS

This presentation and the related earnings press release contain "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as "anticipate," "believe," "consider," "contemplate," "continue," "could,"" "estimate," "expect," "forecast," "guidance," "intend," "look ahead," "may," "on track," "outlook," "plan," "potential," "predict," "project," pursue," "see," "seek," "should," "target," "will," "would," or the negative of these words or other similar words, terms or expressions with similar meanings. Forward-looking statements should not be read as a guarantee of future performance, results or outcomes and will not necessarily be accurate indications of the times at, or by, which such performance, results or outcomes will be achieved. Forward-looking statements contained in this press release relate to, among other things, statements regarding financial guidance or outlook, expected costs related to package redesign, long-term growth and profitability plans and opportunities, future results of operations or financial condition, strategic direction, plans and objectives of management for future operations, including branding and marketing, distribution expansion, product innovation, and expected benefits of cost efficiencies. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, our ability to mitigate the impact of tariffs, the ability to develop and maintain our brand, our ability to successfully execute on our rebranding strategy, cost reduction initiatives, and to compete effectively, our ability to maintain supply chain service levels, any disruption of our supply chain or product demand, changes in the retail landscape or in sales to any key customer, changes in consumer preferences and/or behaviors, pricing factors, our ability to manage changes in our workforce, future cyber incidents and other disruptions to our information systems, failure to comply with personal data protection and privacy laws, the impact of inflation on our sales growth and cost structure such as increased commodity, packaging, transportation and freight, warehouse, labor and other input costs and other economic conditions, our reliance on contract manufacturers and service providers, competitive and governmental factors outside of our control, adverse global macroeconomic conditions, including relatively high interest rates, instability in financial institutions and a recessionary environment, changes in trade policies or tariffs, geopolitical events or conflicts, including the military conflicts in Ukraine and the Middle East and trade tensions between the U.S. and China, public health emergencies, our ability to maintain our listing on the New York Stock Exchange, failure to adequately protect our intellectual property rights or infringement on intellectual property rights of others, potential liabilities, and costs from litigation, claims, legal or regulatory proceedings, inquiries or investigations that may cause our business, strategy or actual results to differ materially from those expressed in the forward-looking statements. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law. Investors are referred to our filings with the U.S. Securities and Exchange Commission for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. The Company's SEC filings are available at no charge at www.sec.gov and at the Company's website at https://investors.zevia.com/.

Non-GAAP Financial Information

We use Adjusted EBITDA, a financial measure in this presentation and the related earnings press release that is not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). The Company's management believes that Adjusted EBITDA, when taken together with our financial results presented in accordance with GAAP, provides meaningful supplemental information regarding our operating performance and facilitates internal comparisons of our historical operating performance on a more consistent basis by excluding certain items that may not be indicative of our business, results of operations or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a measure used by management in assessing the health of our business, determining incentive compensation and evaluating our operating performance, as well as for internal planning and forecasting purposes. We calculate Adjusted EBITDA as net income (loss), adjusted to exclude: (1) other income (expense), net, which includes interest (income) expense and foreign currency (gains) losses, (2) provision (benefit) for income taxes, (3) depreciation and amortization, (4) equity-based compensation, and (5) restructuring expenses (for 2024, in light of our Productivity Initiative). Adjusted EBITDA may in the future also be adjusted for amounts impacting net income related to the Tax Receivable Agreement liability and other infrequent and unusual transactions. Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, our use of Adjusted EBITDA may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA in the same manner, limiting its usefulness as a comparative measure. See slide 18 for a reconciliation to the most directly comparable GAAP measure. For additional information regarding the Company's use of Adjusted EBITDA, including certain other limitations, see the Company's related earnings press release and the Company's website at https://investors.zevia.com/.

zevia

MISSION…

…CREATING A WORLD OF BETTER-FOR-YOU FLAVOR, BETTER FOR PEOPLE

AND FOR THE PLANET



KEY INVESTMENT HIGHLIGHTS

- **High-Growth, Emerging Category**
  Well positioned to capitalize on the $270 billion liquid refreshment beverages market[1] within the fast-growing "better-for-you" soda segment

- **Distinctive Market Positioning**
  Stands at the intersection of health and taste, offering **great-tasting, clean-label, zero-sugar beverages** made with **high-quality ingredients**—all at an **accessible price point**.

- **Strong Consumer Loyalty & Repeat Purchase Behavior**
  Deeply loyal customer base, characterized by **high engagement and frequent repeat purchases**, reflecting strong brand affinity and product satisfaction.

- **Multiple Growth Levers**
  Positioned for growth through a combination of **increased brand awareness, product innovation**, and **broadened distribution across retail and e-commerce**.

- **Scalable, Asset-Light Business Model**
  Operates a **capital-efficient model**, with a clear path toward **sustainable profitability by fiscal 2026**.

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1. Includes North American sales from functional beverages, soft drinks, and carbonated and still flavored water.

COMPANY OVERVIEW

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ZEVIA – SNAPSHOT

+23% 11-year net sales CAGR[1]	More affordable than **65%** of all non-alcoholic beverages	**37K** Total Distribution Points[2]	**+35%** More spend on total beverages[3]
0 Plastic bottles sold	**93K** Metric tons of sugar removed from diets	**+31%** More total beverage trips[3]	**5.1%** Household Penetration[4]

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1. As of December 31, 2024
2. As of June 30, 2025
3. LTM Zevia vs. Average Shoppers; Source: Numerator Shopper Metrics Report for 12M ending 06/30/2025 which incorporates expanded scope of BFY Soda Brands in 2025.
4. Source: Numerator Shopper Metrics Report for 12M ending 6/30/25.

BRAND POSITIONING

DISTINCTIVE PRODUCT	"REALNESS"	ACCESSIBILITY
"Soda Made Better" with zero sugar, zero calories and no artificial ingredients	No fake ingredients, no fake claims Radically real in a world awash with "fake"	Better-for-You should be available for all consumers, across usage occasions (at an affordable price!)


DINER
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REGULAR
UNLEADED
MECHANIC ON DUTY
MOTEL

DISTINCTIVE SODA PORTFOLIO + EMERGING ENERGY DRINK LINE

SODA


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ENERGY


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SODA MADE BETTER

INGREDIENTS COMPARISON

Mainstream Regular Soda

- ✗ 30-45'g Sugar
- ✗ High Fructose Corn Syrup
- ✗ Fake Colors
- ✗ Artificial Flavors
- ✗ Zero Calories
- ✗ Scary Sounding Ingredients

Mainstream Diet/ Zero Soda

- ✓ Zero Sugar
- ✗ Artificial Sweeteners (Aspartame, Sucralose, Erythritol)
- ✗ Fake Colors
- ✗ Artificial Flavors
- ✓ Zero Calories
- ✗ Scary Sounding Ingredients

ZEVIA

- ✓ Zero Sugar
- ✓ Zero Artificial Sweeteners
- ✓ Zero Artificial Colors
- ✓ Clear
- ✓ Zero Artificial Flavors
- ✓ Zero Calories
- ✓ Non-GMO

Modern Functional Soda

- ✗ 2-5g Sugar
- ✓ Zero Artificial Sweeteners
- ✓ No Artificial Colors
- ✓ No Artificial Flavors
- ✓ Prebiotics and/or Fibers
- ✗ 14-15 Calories
- ✓ Non-GMO

DISTRIBUTION OVERVIEW



amazon
zevia.com
Other
7%
Canada
8%
Online
13%
zevia
Food/Drug
/Mass
52%
Natural
20%
Walmart
Kroger
Albertsons
WHOLE FOODS MARKET
SPROUTS
FARMERS MARKET

Source: SPINS/IRI Consumer Panel, 52 weeks ending 7/13/25
1. From Company Management.

SCALABLE ASSET LIGHT BUSINESS MODEL



Co-manufacturers

1. East York (Toronto), Ontario
2. Fitzgerald, GA
3. Temple, TX
4. Scotia, NY
5. Worcester, MA
6. Bellevue, WA
7. Richmond, CA
8. Denver, CO

Warehouse

1. Las Vegas, NV
2. Ft. Worth, TX
3. Macon, GA
4. Myerstown, PA
5. Indianapolis, IN

5. Fitzgerald, GA (1P Warehouse)
6. West Vancouver, BC
7. East Toronto, ON

SEASONED MANAGEMENT TEAM



Amy E. Taylor
President and Chief Executive Officer
Joined Zevia 2021
Appointed CEO 2022



Fredo Guarino
Senior Vice President, Sales and Chief Commercial Officer
Joined Zevia 2022
Appointed Senior Vice President and Chief Commercial Officer 2024



Girish Satya
Chief Financial Officer and Principal Accounting Officer
Joined Zevia 2024



Bill Williamson
Senior Vice President, Operations and Chief Supply Chain Officer
Joined Zevia 2023



Kirsten Suarez
Senior Vice President, Marketing and Chief Marketing Officer
Joined Zevia 2023



Soley Van Lokeren
Senior Vice President, People
Joined Zevia 2019

FINANCIALS OVERVIEW

($ in Millions)

NET SALES



$166.4
$155.0
$79.2
$82.5
2023
2024
1H 24
1H 25

% Growth			
2.0%	(6.8)%	(7.4)%	4.2%

GROSS PROFIT



$74.8
$71.9
$34.7
$40.7
2023
2024
1H 24
1H 25

% of Net Sales			
44.9%	46.4%	43.8%	49.3%

ADJUSTED EBITDA[1]



$(19.0)
$(15.2)
$(9.8)
$(3.0)
2023
2024
1H 24
1H 25

% of Net Sales			
N/A[2]	N/A[2]	N/A[2]	N/A[2]

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1 Adjusted EBITDA is a non-GAAP financial measure. See Slides 2 and 34 for a discussion of this measure and a reconciliation to the most directly comparable GAAP measure.
2 2023, 2024, 1H 24 and 1H 25 represent a net loss.

CATEGORY OVERVIEW

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CONSUMER MACRO TRENDS ACCELERATING SHIFT TO BETTER-FOR-YOU

Sugar Reduction

Sugar reduction is the **#1 health concern** among Consumers, motivating them to seek beverages with **no or low-sugar**

Natural Ingredients

Consumers increasingly seeking to buy products with **natural, recognizable ingredients** vs artificial and overly processed ingredients

Functional & Fortified

Functional beverage formulations are also rising in response to consumers who **want** more from their beverages



Source: BevSource "Exploring the latest healthy CSD Beverage Trends"

BETTER-FOR-YOU DISRUPTING THE CSD CATEGORY

CATEGORY $ % GROWTH
Total US Multi Outlet + Natural Channels,
Latest 52 Weeks


$57B
TOTAL CSD
LATEST 52 WEEKS
$20B
ZERO/DIET CSD
$1.5B
MODERN SODA

MARKET OPPORTUNITY


5X
FASTER
THAN MAINSTREAM OPTIONS
7%
10%
53%
Total CSD
Diet CSD
Modern CSD

MODERN SODA GROWTH OUTPACING CATEGORY

+27% REGULAR

+33% ZERO/DIET

+75% MODERN

CSD GROWTH PROJECTIONS

TYPICAL MODERN SODA SHOPPER

VS. AVERAGE US SHOPPER

GEN Z & MILLENNIAL	HIGH INCOME	OMNI CHANNEL	HEALTH INVOLVED	PAY FOR PREMIUM
(Ages: 25-34)	(Over $125K) Fewer discretionary spending concerns	More likely to be purchase across channels + online	Physically active + prioritizes natural and organic foods	Willing to pay a price premium for natural + organic products

Source: Numerator Shopper Profile Report for L12M Ending 6.30.2025

GROWTH PILLARS

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STRATEGIC GROWTH PILLARS DRIVE MOMENTUM

Growth pillars in place to capitalize on strong category tailwinds


AMPLIFY MARKETING
1
DRIVE PRODUCT INNOVATION
2
EXPAND DISTRIBUTION
3
DELIVER PROFITABILITY
4

AMPLIFY MARKETING

EXPANDING REACH AND DEEPENING ENGAGEMENT

- Build brand awareness with a sharp brand image – radically real ("get the fake out of here,") in a world awash with fake
- Deepen customer engagement through 360-degree marketing approach: digital, social, IRL, in-store...
- Higher investment in strategic marketing spend to accelerate growth


ZEVIA

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ZERO
FAKE
SWEETENERS

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GET THE
FAKE
OUTTA
HERE.

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zevia
STRAWBERRY
LEMON

AMPLIFY MARKETING

LAUNCHED NATIONAL BRAND AND PRODUCT CAMPAIGNS



GET THE FAKE OUTTA SUMMER







Greetings From
ZEVIA



GET THE FAKE
OUTTA SUMMER





zevia
ORANGE
CREAMSICLE



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ALL SIPS NO DRIPS

AMPLIFY MARKETING

EXECUTE NIMBLE SCALABLE MARKETING ECOSYSTEM



PAID MEDIA
PR & EARNED MEDIA
PARTNERSHIPS
SAMPLING
ACTIVATIONS
MAILERS
NEW PRODUCT LAUNCHES
UGC
EMAIL MARKETING
SHOPPER MARKETING
INFLUENCERS & SOCIAL MEDIA
zevia
prime video
hulu
ZERO FAKE SWEETENERS
ibotta

DRIVE PRODUCT INNOVATION

ACCELERATE PIPELINE OF NEWNESS

- Created a robust and continuous pipeline with an expanded offering of great taste better-for-you beverages
- Enhanced taste profile that differentiates Zevia from the pack: now bolder flavor, no aftertaste (health AND taste)
- A wide range of pack sizes and refreshed packaging focused on increasing trial


INTRODUCING ZEVIA
STRAWBERRY LEMON BURST
zevia
SODA
MADE
BETTER
zevia

DRIVE PRODUCT INNOVATION

ON TREND FLAVOR INTRODUCTIONS & LIMITED-TIME OFFERINGS DRIVE EXCITEMENT



Orange Creamsicle
#1 Zevia SKU at Sprouts!


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Strawberry Lemon Burst
Among highest selling flavors where sold


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SALTED CARAMEL

Salted Caramel
Limited-time offering ("LTO")

DRIVE PRODUCT INNOVATION

ENHANCED FLAVOR PROFILE LEVERAGING NEW STEVIA SWEETENER BLENDS



zevia
SODA MADE BETTER

...supported by refreshed packaging
that underscores value proposition

DRIVE PRODUCT INNOVATION

PACK SIZE INNOVATION


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ZERO SUGAR SODA
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ZERO SUGAR SODA
8 Cans

- Broad Launch of 12-Pack and 8-Pack Variety Packs at retail to drive trial and provide unique value to the consumer
- Rolling out variety pack across ~80% of grocery & natural channel store

EXPAND DISTRIBUTION

DRIVE HOUSEHOLD PENETRATION & AWARENESS

- Broaden consumer reach and leverage channels to invite trial and increase velocity
- Fill distribution gaps across channels including mass, club and food
- Build presence in impulse channel with singles offering


zevia
WE PACKED A PUNCH
What's better than a fruity variety pack filled with fan-favorite Zevia sodas?
A fruity variety pack with an
It's all part of our NEW Fruity Variety 8 pk.
Walmart
Shop Now


zevia
NOW AVAILABLE
AT SELECT COSTCO LOCATIONS!
YOU ASKED, WE ANSWERED.
Our delicious, zero sugar variety packs are available again at select Costco stores – with a glow up!
Grab your Zevia haul today at Costco throughout the Northwest, Bay Area, Midwest, Texas, and the South.
FIND A WAREHOUSE

EXPAND DISTRIBUTION

RETAILERS INVESTING HEAVILY IN MODERN SODA TO MEET CONSUMER DEMAND

Walmart



"Modern Soda"

- 4,300 Walmart stores
- Supports Zevia's growing household penetration

Albertsons



"Next Gen Bev"

- ~2,300 Albertsons stores
- Zevia's expanded shelf space, new items and "eye level" presence via vertical brand block

EXPAND DISTRIBUTION

NEW DISTRIBUTION OPPORTUNITY IS SIGNIFICANT

LOW PENETRATION TODAY



$830M
$3B
$11B
$25B

	Drug	Warehouse Club	Convenience	Foodservice
% Stores Selling	<1%	<1%	<1%	<1%

DELIVER PROFITABILITY

PATH TO ACCELERATED GROWTH & PROFITABILTY DRIVEN BY PRODUCTIVITY INITIATIVE

Q2 2025 Unit Economics increased 86% over 2-year period paving the way for profitable growth



+86.0%
$2.00
$0.75
$1.27
$1.82
$2.49
$3.25
$3.00
$3.34
$3.72

Contribution Margin	15.5%	5.7%	9.5%	13.9%	18.9%	25.8%	24.0%	26.0%	29.3%

Contribution Profit in $ per Eq cs

KEY TAKEAWAYS

- High-Growth, Emerging Category
- Distinctive Market Position
- Strong Consumer Loyalty & Repeat Purchase Behavior
- Multiple Growth Levers
- Scalable Asset-Light Business Model

APPENDIX

PROFIT & LOSS AND ADJUSTED EBITDA RECONCILIATION

($ in Millions)

	Q2 2025	Q2 2024	Q2 2023	Q2 2025 YTD	Q2 2024 YTD	Q2 2023 YTD	FY 2024	FY 2023	FY 2022
Net Sales	$44.5	$40.4	$42.2	$82.5	$79.2	$ 85.5	$155.0	$166.4	$163.2
% Growth	*10.1%*	*-4.3%*	*-7.2%*	*4.2%*	*-7.4%*	*2.4%*	*-6.8%*	*2.0%*	*18.1%*
Cost of Good Sold	$22.8	$23.5	$22.5	$41.8	$44.6	$45.7	$83.1	$91.7	$93.2
Gross Profit	$21.7	$16.9	$19.7	$40.7	$34.7	$39.8	$71.9	$74.8	$70.0
Gross Margin	*48.7%*	*41.9%*	*46.6%*	*49.3%*	*43.8%*	*46.5%*	*46.4%*	*44.9%*	*42.9%*
Selling and Marketing	$13.4	$13.6	$16.1	$28.7	$28.7	$28.0	$57.1	$62.3	$52.9
General and Administrative	$8.1	$7.7	$6.2	$15.1	$15.8	$14.9	$30.02	$31.5	$36.8
Equity-based Compensation	$1.0	$1.4	$2.4	$1.7	$2.9	$4.7	$5.0	$8.3	$26.9
Depreciation and Amortization	$0.2	$0.4	$0.4	$0.5	$0.7	$0.8	$1.3	$1.6	$1.3
Restructuring	$0.0	$0.9	$0.0	$2.2	$0.9	$0.0	$2.1	$0.0	$0.0
Loss from Operations	($1.0)	($7.1)	($5.4)	($7.4)	($14.4)	($8.6)	($23.7)	($28.9)	($47.9)
Other (Expense) Income, Net	$0.4	$0.1	$0.4	$0.4	$0.2	$0.7	($0.1)	$0.7	$0.3
Provision for Income Taxes	($0.0)	($0.0)	($0.0)	($0.1)	($0.0)	($0.0)	($0.1)	($0.1)	($0.1)
Net Loss	($0.7)	($7.0)	($5.0)	($7.0)	($14.2)	($7.9)	($23.8)	($28.3)	($47.6)
Net Loss to Adjusted EBITDA Reconciliation									
Net Loss	($0.7)	($7.0)	($5.0)	($7.0)	($14.2)	($7.9)	($23.8)	($28.3)	($47.6)
Other (Income) Expense, Net[1]	($0.4)	($0.1)	($0.4)	($0.4)	($0.2)	($0.7)	$0.1	($0.7)	($0.3)
Provision for Income Taxes	$0.0	$0.0	$0.0	$0.1	$0.0	$0.0	$0.1	$0.1	$0.1
Depreciation & Amortization	$0.2	$0.4	$0.4	$0.5	$0.7	$0.8	$1.3	$1.6	$1.3
Equity-based Compensation Expense	$1.0	$1.4	$2.4	$1.7	$2.9	$4.7	$5.0	$8.3	$26.9
Restructuring	$0.0	$0.9	$0.0	$2.2	$0.9	$0.0	$2.1	$0.0	$0.0
Adjusted EBITDA[2]	$0.2	($4.4)	($2.6)	($3.0)	($9.8)	($3.1)	($15.2)	($19.0)	($19.6)

[1] Includes interest (income) expense and foreign currency (gains) losses.
[2] Represents a non-GAAP financial measure. See Slide 2 for a discussion of this measure. Summations may not foot due to rounding.